Exhibit 10.1
     FIRST AMENDMENT dated as of March 1, 2006 (this “Amendment”), in respect of the Five-Year Credit Agreement dated as of October 26, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dover Corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto (together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”).
     The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined in Section 3), as follows:
     (a) Amendment of Section 5.01 Section 5.01 of the Credit Agreement is hereby amended as follows:
     (i) Clause (a) is amended by deleting the text “within 60 days after the end of each fiscal year of the Company” and substituting for it “within 90 days after the end of each fiscal year of the Company or, if earlier, within 5 days after the Company’s applicable deadline for the filing of its Form 10-K with the Securities and Exchange Commission”
     (ii) Clause (b) is amended by deleting the text “within 40 days (or 35 days for any quarter for which the Company’s applicable deadline for the filing of its quarterly report on Form 10-Q with the Securities and Exchange Commission is 35 days) after the end of each of the first three quarters of each fiscal year of the Company” and substituting for it “within 45 days after the end of each of the first three quarters of each fiscal year of the Company or, if earlier, within 5 days after the Company’s applicable deadline for the filing of its quarterly report on Form 10-Q with the Securities and Exchange Commission”
     (iii) Clause (c) is amended by deleting the text “within (i) 60 days of the end of each fiscal year of the Company and (ii) 40 days (or 35 days for any quarter for which the Company’s applicable deadline for the filing of its quarterly report on Form 10-Q with the Securities and Exchange Commission is 35 days) of the end of each of the first three quarters of each fiscal year of the Company” and substituting for it “within the applicable time periods set forth under paragraphs (a) and (b) above”

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     SECTION 2. Representations and Warranties. The Company represents and warrants as of the Effective Date to the Lenders that:
     (a) Before and after giving effect to this Amendment, all representations and warranties set forth in the Loan Documents (as modified hereby) are true and correct.
     (b) Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Agent shall have received counterparts hereof duly executed and delivered by the Company, the Agent and the Required Lenders.
     SECTION 4. Agreements. (a) Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used herein, the terms “Credit Agreement”, “herein”, “hereunder”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement, as modified hereby.
     (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and each other Loan Document.
     SECTION 5. Expenses. The Company agrees to reimburse the Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent.
     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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     SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DOVER CORPORATION,

By:	/s/ Robert G. Kuhbach

Name: Robert G. Kuhbach Title: Vice President, Finance and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:	/s/

Name: Title:

DOVER CORPORATION,

By:

Name: Robert G. Kuhbach Title: Vice President, Finance and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:	/s/ Randolph Cates

Name: Randolph Cates Title: Vice President

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	Deutsche Bank AG New York Branch

	By:	/s/ Frederick W. Laird

Name: Frederick W. Laird Title: Managing Director

For any Lender requiring a second signature line:

	By:	/s/ Ming K. Chu

Name: Ming K. Chu Title: Vice President

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	Bank of America, N.A.

	By:	/s/ John Pocalyko

Name: John Pocalyko Title: Senior Vice President

For any Lender requiring a second signature line:

By:

Name: Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	The Royal Bank of Scotland plc

	By:	/s/ Philippe Sandmeier

Name: Philippe Sandmeier Title: Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	Wachovia Bank, National Association

	By:	/s/ Nathan R. Rantala

Name: Nathan R. Rantala Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	Citibank, N.A.

	By:	/s/ Costa (Gus) Rigas

Name: Costa (Gus) Rigas Title: Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:

	By:	/s/ Willem R.C. Pijpers

	Name:	William R.C. Pijpers
	Title:	Managing Director
ING Capital LLC

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender: Bank of Tokyo-Mitsubishi UFJ Trust Company (fomerly known as Bank of Tokyo- Mitsubishi Trust Company)

By:	/s/ Harumi Kambara

Name: Harumi Kambara Title: AVP

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender: WILLIAM STREET COMMITMENT CORPORATION (Resourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton

Name: Mark Walton Title: Assistant Vice President

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	North Fork Bank

By:	/s/ Enrico Panno

Name: Enrico Panno
Title: Vice President

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	Skandinaviska Enskilda Banken AB (publ)

	By:	/s/ Michael I Dicks

Name: Michael I Dicks Title:

For any Lender requiring a second signature line:

	By:	/s/ signature illegible

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	The Bank of New York

	By:	/s/ Roger Grossman

Name: Roger Grossman Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	The Bank of Nova Scotia

	By:	/s/ Todd S. Meller

Name: Todd S. Meller Title: Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE to the AMENDMENT dated as of March 1, 2006, in respect of the FIVE YEAR CREDIT AGREEMENT dated as of October 26, 2005.

To approve the Amendment:

Lender:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ David A. Buck

Name: David A. Buck Title: Senior Vice President

For any Lender requiring a second signature line:

By:

Name:
Title: